UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer Appointment

The Board of Directors (the “Board”) of National Fuel Gas Company (the “Company”) has elected Ronald C. Kraemer Chief Operating Officer of the Company, effective March 1, 2021. Mr. Kraemer, age 64, has served as President of National Fuel Gas Supply Corporation (“Supply”) since July 2019 and President of Empire Pipeline, Inc. (“Empire”) since August 2008. Mr. Kraemer will continue to serve as President of Supply and Empire. In connection with Mr. Kraemer’s election as Chief Operating Officer of the Company, the Compensation Committee of the Board (the “Compensation Committee”) increased his annual salary to $698,000, effective March 1, 2021.

Performance Shares with Relative Total Return on Capital Performance Goal

On December 10, 2020, the Compensation Committee of the Company made the following grants of performance shares with a performance goal related to relative total return on capital (“ROC Performance Shares”) to the named executive officers of the Company: D. P. Bauer, 29,557; K. M. Camiolo, 3,229; D. L. DeCarolis, 7,274; J. P. McGinnis, 14,497; and J. R. Pustulka, 29,098. The grants were made under the Company’s 2010 Equity Compensation Plan (the “2010 Plan”). A brief description of the principal terms and conditions of the ROC Performance Shares is provided below.

The number of ROC Performance Shares awarded to a named executive officer is referred to as the officer’s “ROC Target Opportunity.” The performance cycle for the ROC Performance Shares is October 1, 2020 through September 30, 2023. Each ROC Performance Share will make the officer eligible to receive, no later than March 15, 2024 but in any event as soon as practicable after the Compensation Committee determines the extent to which the performance goal has been achieved, up to two shares of common stock of the Company (or the equivalent value in cash, as determined by the Committee), provided that the ROC Performance Shares will not vest and will be forfeited to the extent the performance goal is not achieved. No dividend equivalents will be provided in respect of the ROC Performance Shares.

The performance goal for the October 1, 2020 to September 30, 2023 performance cycle is the Company’s total return on capital relative to the total return on capital of other companies in a group selected by the Compensation Committee (the “Report Group”). The Report Group consists of the following companies:

Atmos Energy Corporation

Cabot Oil & Gas Corporation

CNX Resources Corporation

EQT Corporation

Equitrans Midstream Corp.

MDU Resources Group, Inc.

National Fuel Gas Company

New Jersey Resources Corporation

Range Resources Corporation

SM Energy Company

Southwest Gas Holdings, Inc.

Southwestern Energy Company

Spire, Inc.

UGI Corporation

Total return on capital for a given company means the average of the company’s returns on capital for each twelve month period corresponding to each of the Company’s fiscal years during the performance cycle, based on data reported for the company in the Bloomberg database at the time of analysis (or, if the Bloomberg database ceases to be available, such alternative publication or service as the Compensation Committee shall designate).

The number of ROC Performance Shares that will vest and be paid will depend upon the Company’s performance relative to the Report Group, and not upon the absolute level of return achieved by the Company. The Compensation Committee established five percentile rankings that will determine the number of ROC Performance Shares to vest and be paid: (i) less than 45th, (ii) 45th, (iii) 60th, (iv) 75th, and (v) 100th. These percentile rankings will result in vesting and payment of a percentage of the ROC Target Opportunity, as follows: (i) 0%, (ii) 50%, (iii) 100%, (iv) 150%, and (v) 200%, respectively. For example, if the Company’s performance were to place it at the 60th percentile of the Report Group, then 100% of the ROC Target Opportunity would vest and be paid. For performance between two established performance levels, the percentage of ROC Performance Shares to vest and be paid will be determined by mathematical interpolation. Notwithstanding the above, if the Company’s total return on capital is negative, then the percentage of the ROC Target Opportunity to be paid will be capped at 100%. ROC Performance Shares that do not vest will be automatically forfeited when the Compensation Committee makes its determination as to the extent to which the performance goal has been achieved, but no later than March 15, 2024.

Performance Shares with Relative Total Shareholder Return Performance Goal

On December 10, 2020, the Compensation Committee of the Company made the following grants of performance shares with a performance goal related to relative total shareholder return (“TSR Performance Shares”) to the named executive officers of the Company: D. P. Bauer, 29,557; K. M. Camiolo, 3,229; D. L. DeCarolis, 7,274; J. P. McGinnis, 14,497; and J. R. Pustulka, 29,098. The grants were made under the 2010 Plan. A brief description of the principal terms and conditions of the TSR Performance Shares is provided below.

The number of TSR Performance Shares awarded to a named executive officer is referred to as the officer’s “TSR Target Opportunity.” The performance cycle for the TSR Performance Shares is October 1, 2020 through September 30, 2023. Each TSR Performance Share will make the officer eligible to receive, no later than March 15, 2024 but in any event as soon as practicable after the Compensation Committee determines the extent to which the performance goal has been achieved, up to two shares of common stock of the Company (or the equivalent value in cash, as determined by the Committee), provided that the TSR Performance Shares will not vest and will be forfeited to the extent the performance goal is not achieved. No dividend equivalents will be provided in respect of the TSR Performance Shares.

The performance goal for the October 1, 2020 to September 30, 2023 performance cycle is the Company’s three-year total shareholder return relative to the three-year total shareholder return of the other companies in the Report Group. Three-year total shareholder return for a given company will be based on the data reported for that company (with the starting and ending stock prices over the performance cycle calculated as the average closing stock price for the prior calendar month and with dividends reinvested in that company’s securities at each ex-dividend date) in the Bloomberg database at the time of analysis (or, if the Bloomberg database ceases to be available, such alternative publication or service as the Compensation Committee shall designate).

The number of TSR Performance Shares that will vest and be paid will depend upon the Company’s performance relative to the Report Group, and not upon the absolute level of return achieved by the Company. The Compensation Committee established five percentile rankings that will determine the number of TSR Performance Shares to vest and be paid: (i) 30th or below, (ii) 40th, (iii) 50th, (iv) 70th, and (v) 90th or above. These percentile rankings will result in vesting and payment of a percentage of the TSR Target Opportunity, as follows: (i) 0%, (ii) 50%, (iii) 100%, (iv) 150%, and (v) 200%, respectively. For example, if the Company’s performance were to place it at the 50th percentile of the Report Group, then 100% of the TSR Target Opportunity would vest and be paid. For performance between two established performance levels, the percentage of TSR Performance Shares to vest and be paid will be determined by mathematical interpolation. Notwithstanding the above, if the Company’s three-year total shareholder return is negative, then the percentage of the TSR Target Opportunity to be paid will be capped at 100%. TSR Performance Shares that do not vest will be automatically forfeited when the Compensation Committee makes its determination as to the extent to which the performance goal has been achieved, but no later than March 15, 2024.

Restricted Stock Units

On December 10, 2020, the Compensation Committee of the Company made the following grants of restricted stock units (“RSUs”) to the following named executive officers of the Company: D. P. Bauer, 29,566; K. M. Camiolo, 3,230; D. L. DeCarolis, 7,276; and J. P. McGinnis, 14,501. The grants were made under the 2010 Plan. A brief description of the principal terms and conditions of the RSUs is provided below.

An RSU is a right to receive one share of common stock of the Company (or the equivalent value in cash or in a combination of shares and cash, as determined by the Committee) at the end of a specified period of time (the “restricted period”). Except as otherwise specified in the 2010 Plan or determined by the Compensation Committee, the restricted period will lapse, and the RSUs will vest, in three annual installments, commencing on December 10, 2021. If an officer retires prior to a vesting date, the portion of the officer’s RSU grant associated with that vesting date and with all subsequent vesting dates will be automatically forfeited. No dividend equivalents will be provided in respect of the RSUs.

Annual At Risk Compensation Incentive Plan

On December 10, 2020, the Compensation Committee adopted specific written performance goals for fiscal year 2021 under the 2012 Annual At Risk Compensation Incentive Plan (“AARCIP”) for named executive officers D. P. Bauer, K. M. Camiolo, D. L. DeCarolis, J. P. McGinnis and J. R. Pustulka. These executives will earn cash compensation in fiscal 2021 under the AARCIP depending upon their performance relative to their goals. Target compensation is 120% of fiscal-year salary for Mr. Bauer, 50% of fiscal-year salary for Ms. Camiolo, 75% of fiscal-year salary for Ms. DeCarolis, 85% of fiscal-year salary for Mr. McGinnis, and 100% of fiscal-year salary for Mr. Pustulka. Compensation amounts pursuant to these arrangements generally can range up to 200% of fiscal-year salary for Mr. Bauer, up to 100% of fiscal-year salary for Ms. Camiolo, up to 150% of fiscal-year salary for Ms. DeCarolis, up to 170% of fiscal-year salary for Mr. McGinnis, and up to 200% of fiscal-year salary for Mr. Pustulka, in each case subject to limitation based upon the averaging of performance on earnings-related goals over two fiscal years, as described below. The Compensation Committee may approve other compensation or awards at its discretion.

For fiscal 2021, the Compensation Committee has established certain corporate responsibility and sustainability performance goals focused on environmental stewardship and the Company’s greenhouse gas emissions, safety, and diversity and inclusion among the Company’s workforce.

The goals for Mr. Bauer relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 20% of the formula), EBITDA of the Company’s exploration and production subsidiary and gathering subsidiary (weighted as 20% of the formula), safety (weighted as 15% of the formula), finding and development costs (weighted as 10% of the formula), operational safety measures and emissions reduction (weighted as 5% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Ms. Camiolo relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 20% of the formula), EBITDA of the Company’s exploration and production subsidiary and gathering subsidiary (weighted as 20% of the formula), safety (weighted as 15% of the formula), finding and development costs (weighted as 10% of the formula), customer service (weighted as 5% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Ms. DeCarolis related to Company EBITDA (weighted as 30% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 35% of the formula), safety (weighted as 15% of the formula), customer service (weighted as 10% of the formula), operational safety measures and emissions reduction (weighted as 5% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Mr. McGinnis relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s exploration and production subsidiary and gathering subsidiary (weighted as 25% of the formula), finding and development costs (weighted as 15% of the formula), lease operating expense (weighted as 10% of the formula), general and administrative expense of the Company’s exploration and production subsidiary (weighted as 10% of the formula), operational safety assessments and emissions determination and reduction of the Company’s exploration and production subsidiary (weighted as 10% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Mr. Pustulka relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 20% of the formula), EBITDA of the Company’s exploration and production subsidiary and gathering subsidiary (weighted as 20% of the formula), safety (weighted as 15% of the formula), operational safety assessments and emissions determination and reduction of the Company’s exploration and production subsidiary (weighted as 5% of the formula), compression reliability (weighted as 5% of the formula), operational safety measures and emissions reduction (weighted as 5% of the formula), and diversity and inclusion (weighted as 5% of the formula).

For purposes of the goals, EBITDA is defined in general as operating income plus depreciation, depletion and amortization, and any period-end impairment charges. For each named executive officer, the performance level achieved on each earnings goal will be averaged with the performance level achieved on the prior year’s corresponding earnings goal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2020, the Board of the Company amended the Company’s By-Laws, effective as of that date, to allow for a virtual Annual Meeting of Stockholders.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the amended By-Laws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	By-Laws of National Fuel Gas Company, as amended December 11, 2020

Exhibit 99	Press release furnished regarding management changes

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Sarah J. Mugel
Sarah J. Mugel
General Counsel and Secretary

Dated: December 15, 2020